                                                 EXHIBIT 10.45
                      AMENDMENT NO. 2 TO
            AMENDED AND RESTATED CREDIT AGREEMENT
            --------------------------------------


    THIS AMENDMENT NO. 2 TO AMENDED AND RESTATED CREDIT AGREEMENT ("AMENDMENT") is dated as of the 19th day of December, 1996 by and among UNC INCORPORATED, a corporation organized under the laws of the State of Delaware ("BORROWER"), FIRST UNION COMMERCIAL CORPORATION, as administrative agent ("ADMINISTRATIVE AGENT"), FIRST UNION COMMERCIAL CORPORATION, as collateral agent ("COLLATERAL AGENT"), FIRST UNION NATIONAL BANK OF NORTH CAROLINA, as issuer of certain letters of credit ("ISSUING BANK"), the various corporations identified on the signature pages hereto as a GUARANTOR (each a "GUARANTOR" and collectively, the "GUARANTORS") and the various banks and lending institutions identified on the signature pages hereto (collectively, "LENDERS").


                     STATEMENT OF PURPOSE
                    ----------------------
    Pursuant to the terms and provisions of the Amended And Restated Credit Agreement dated as of May 22, 1996 by and among the BORROWER, the ADMINISTRATIVE AGENT, the COLLATERAL AGENT, the ISSUING BANK and the LENDERS, as amended by the Amendment No. 1 To Amended And Restated Credit Agreement dated October 2, 1996 ("CREDIT AGREEMENT"), the LENDERS have extended certain credit facilities to the BORROWER in the maximum principal amount of One Hundred Ten Million Dollars ($110,000,000.00) ("CREDIT FACILITY"). The BORROWER from time to time makes advances and other credit accommodations to each of the GUARANTORS with proceeds of the CREDIT FACILITY and such advances and credit accommodations to each GUARANTOR are evidenced by a secured promissory note from each such GUARANTOR to the order of the BORROWER which has been assigned by the BORROWER to the COLLATERAL AGENT (all of such secured promissory notes are collectively herein referred to as the "GUARANTOR NOTES").

    The BORROWER'S obligations under the CREDIT FACILITY are secured by, among other things, the security interests and liens granted by the BORROWER to the COLLATERAL AGENT, pursuant to the terms of the Security Agremeent dated May 22, 1996 executed by the BORROWER ("SECURITY AGREEMENT"). The GUARANTORS have guaranteed the obligations of the BORROWER under the CREDIT FACILITY pursuant to the terms of various Guaranty And Security Agreements (individually "GUARANTY" and collectively, "GUARANTIES").

    The BORROWER has requested that the LENDER increase the maximum principal amount of the CREDIT FACILITY from One Hundred Ten Million Dollars ($110,000,000.00) to One Hundred Twelve Million Dollars ($112,000,000.00).
The LENDERS are willing to increase the maximum principal amount of the CREDIT FACILITY as requested by the BORROWER pursuant to the terms and provisions of this AMENDMENT.

    NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged by the parties hereto, the parties hereto agree as follows:

  Section XXII. RECITALS. The parties hereto hereby acknowledge the accuracy of the above Statement Of Purpose and hereby incorporate the Statement Of Purpose into this AMENDMENT.

  Section XXIII. AMENDMENT TO CREDIT AGREEMENT. The CREDIT AGREEMENT is hereby amended as follows:

    a. The CREDIT AGREEMENT is hereby amended by deleting the definition of "AGGREGATE COMMITMENT" contained in Section 1.1 of the CREDIT AGREEMENT and substituting in lieu thereof the following:

       "AGGREGATE COMMITMENT" means the aggregate amount of the LENDER'S COMMITMENTS hereunder, as such amount may be reduced at any time and from time to time pursuant to Section 2.5. On the CLOSING DATE, the AGGREGATE COMMITMENT shall be One Hundred Ten Million Dollars ($110,000,000.00) and on December 20, 1996 the AGGREGATE COMMITMENT shall be increased to One Hundred Twelve Million Dollars ($112,000,000.00).

    b. The CREDIT AGREEMENT is hereby amended by inserting at the end of the definition of "GUARANTOR NOTES," contained in Section 1.1 of the CREDIT AGREEMENT, immediately preceding the period, the phrase "as such promissory notes may from time to time be amended, modified or restated."

    c. The CREDIT AGREEMENT is hereby amended by inserting at the end of the definition of "GUARANTY AGREEMENTS," contained in Section 1.1 of the CREDIT AGREEMENT, immediately preceding the period, the phrase "as such agreements may from time to time be amended, modified or restated."

    d. The CREDIT AGREEMENT is hereby amended by deleting the existing Schedule 1 of the CREDIT AGREEMENT in its entirety and substituting in lieu thereof, as Schedule 1 of the CREDIT AGREEMENT, the Schedule 1 attached hereto and made a part hereof.

  Section XXIV.   AMENDMENT OF NOTES.

    a. The BORROWER'S Revolving Credit Note dated July 15, 1996 in the principal amount of Twenty-Four Million Seven Hundred Fifty Thousand Dollars ($24,750,000.00) which is payable to the order of First Union Commercial Corporation is hereby amended and restated in its entirety in accordance with the terms of the Amended And Restated Revolving Credit Note of even date herewith from the BORROWER to the order of First Union Commercial Corporation in the principal amount of Twenty-Five Million Two Hundred Thousand Dollars ($25,200,000.00);

    b. The BORROWER'S Revolving Credit Note dated July 15, 1996 in the principal amount of Twenty-Two Million Five Hundred Fifty Thousand Dollars ($22,550,000.00) which is payable to the order of The Bank of New York Commercial Corporation is hereby amended and restated in its entirety in accordance with the terms of the Amended And Restated Revolving Credit Note of even date herewith from the BORROWER to the order of The Bank of New York Commercial Corporation in the principal amount of Twenty-Two Million Nine Hundred Sixty Thousand Dollars ($22,960,000.00);

    c. The BORROWER'S Revolving Credit Note dated July 15, 1996 in the principal amount of Twenty-One Million Five Hundred Seventy-One Thousand Dollars ($21,571,000.00) which is payable to the order of Sanwa Business Credit Corporation is hereby amended and restated in its entirety in accordance with the terms of the Amended And Restated Revolving Credit Note of even date herewith from the BORROWER to the order of Sanwa Business Credit Corporation in the principal amount of Twenty-One Million Nine Hundred Sixty-Three Thousand Two Hundred Dollars ($21,963,200.00);

    d. The BORROWER'S Revolving Credit Note dated July 15, 1996 in the principal amount of Fifteen Million Two Hundred Sixty-Eight Thousand Dollars ($15,268,000.00) which is payable to the order of IBJ Schroeder Bank & Trust Co. is hereby amended and restated in its entirety in accordance with the terms of the Amended And Restated Revolving Credit Note of even date herewith from the BORROWER to the order of IBJ Schroeder Bank & Trust Co. in the principal amount of Fifteen Million Five Hundred Forty-Five Thousand Six Hundred Dollars ($15,545,600.00);

    e. The BORROWER'S Revolving Credit Note dated July 15, 1996 in the principal amount of Thirteen Million Six Hundred Forty Dollars ($13,640,000.00) which is payable to the order of Bank One Columbus, N.A. is hereby amended and restated in its entirety in accordance with the terms of the Amended And Restated Revolving Credit Note of even date herewith from the BORROWER to the order of Bank One Columbus, N.A. in the principal amount of Thirteen Million Eight Hundred Eight-Eight Thousand Dollars ($13,888,000.00); and

    f. The BORROWER'S Revolving Credit Note dated July 15, 1996 in the principal amount of Twelve Million Two Hundred Twenty-One Thousand Dollars ($12,221,000.00) which is payable to the order of Provident Bank of Maryland is hereby amended and restated in its entirety in accordance with the terms of the Amended And Restated Revolving Credit Note of even date herewith from the BORROWER to the order of Provident Bank of Maryland in the principal amount of Twelve Million Four Hundred Forty-Three Thousand Two Hundred Dollars ($12,443,200.00)

  Section XXV. AMENDMENT TO SECURITY AGREEMENT.  The SECURITY
AGREEMENT is hereby amended by deleting the words and number "One Hundred Ten Million Dollars ($110,000,000.00)" from Section 1.5 of the SECURITY AGREEMENT and substituting in lieu thereof the words and number "One Hundred Twelve Million Dollars ($112,000,000.00)."

  Section XXVI. CONSENT AND AGREEMENT OF GUARANTORS. The GUARANTORS hereby consent to the modifications contained in this AMENDMENT. Each GUARANTOR agrees to execute and deliver to the COLLATERAL AGENT: (a) an amendment and restatement of the GUARANTY of such GUARANTOR in the same form as the existing GUARANTY of such GUARANTOR but modified to clarify that the GUARANTOR is guarantying all of the obligations of the BORROWER under the CREDIT FACILITY as increased and modified pursuant to the terms of this AMENDMENT; and (b) an amendment and restatement of the GUARANTOR NOTE of such GUARANTOR in the same form as the existing GUARANTOR NOTE of such GUARANTOR but in the principal amount of One Hundred Twelve Million Dollars ($112,000,000.00). The BORROWER shall endorse to the order of the COLLATERAL AGENT each of the amended and restated promissory notes from the GUARANTORS.

  Section XXVII. OTHER TERMS. Except as specifically modified herein, all other terms and provisions of the CREDIT AGREEMENT and all other documents executed in connection therewith remain in full force and effect and are hereby ratified and confirmed. All security interests and liens previously granted by the BORROWER or the GUARANTORS to secure their respective obligations under the CREDIT FACILITY remain in full force and effect and secure their respective obligations under the CREDIT FACILITY as amended herein. The modifications contained herein shall not constitute a novation of the BORROWER'S or any of the GUARANTORS' obligations under the documents evidencing, securing or otherwise documenting the CREDIT FACILITY.

  Section XXVIII. FEE. On the date of this AMENDMENT, the BORROWER shall pay to each of the LENDERS which have increased the amount of its "COMMITMENT" (as defined in the CREDIT AGREEMENT), pursuant to the terms of this AMENDMENT, a fee in an amount equal to three-eighths of one percent (3/8%) of the amount of the increase in such LENDER'S COMMITMENT pursuant to the terms of this AMENDMENT.

  Section XXIX. BINDING NATURE. This AMENDMENT shall be binding upon and inure to the benefit of the parties hereto, and their respective successors and assigns.

  Section XXX. GOVERNING LAW. This AMENDMENT shall be governed by and construed and enforced in accordance with the laws of the State of Maryland, without reference to the conflicts or choice of law principles thereof.

  Section XXXI. DELIVERY BY TELECOPIER. This AMENDMENT may be delivered by telecopier and a telefacsimile of any parties signature hereto shall constitute an original signature for all purposes.

  Section XXXII. COUNTERPARTS. This AMENDMENT may be executed in multiple counterparts, any one of which need not contain the signatures of more than one party, but all of which, taken together, shall constitute one and the same agreement.

  IN WITNESS WHEREOF, the parties hereto have executed this AMENDMENT under seal as of the date first above written.

WITNESS/ATTEST:              BORROWER:

         UNC INCORPORATED,
         A Delaware Corporation


_________________________    By:  _________________________(SEAL)
                             Robert L. Pevenstein,
                             Senior Vice President and
                             Chief Executive Officer


         ADMINISTRATIVE AGENT:

         FIRST UNION COMMERCIAL CORPORATION,
         A North Carolina Corporation


_________________________    By:  _________________________(SEAL)
                             Name:____________________
                             Title:___________________


         COLLATERAL AGENT:

         FIRST UNION COMMERCIAL CORPORATION,
         A North Carolina Corporation


_________________________    By:  _________________________(SEAL)
                             Name:____________________
                             Title:___________________


         ISSUING BANK:

         FIRST UNION NATIONAL BANK OF
         NORTH CAROLINA


_________________________    By:  _________________________(SEAL)
                             Name:____________________
                             Title:___________________

WITNESS/ATTEST:              LENDERS:

         FIRST UNION COMMERCIAL CORPORATION


_________________________    By:  _________________________(SEAL)
                             Name:____________________
                             Title:___________________


         THE BANK OF NEW YORK COMMERCIAL
         CORPORATION


_________________________    By:  _________________________(SEAL)
                             Name:____________________
                             Title:___________________


         IBJ SCHROEDER BANK & TRUST CO.


_________________________    By:  _________________________(SEAL)
                             Name:____________________
                             Title:___________________


         BANK ONE, COLUMBUS, N.A.


_________________________    By:  _________________________(SEAL)
                             Name:____________________
                             Title:___________________


         SANWA BUSINESS CREDIT CORPORATION


_________________________    By:  _________________________(SEAL)
                             Name:____________________
                             Title:___________________


         PROVIDENT BANK OF MARYLAND


_________________________    By:  _________________________(SEAL)
                             Name:____________________
                             Title:___________________


WITNESS/ATTEST:              GUARANTORS:

         UNC HOLDINGS, INC.,
         A Delaware Corporation


_________________________    By:  _________________________(SEAL)
                             Robert L. Pevenstein,
                             President


         UNC/LEAR SERVICES, INC.,
         A Delaware Corporation



_________________________    By:  _________________________(SEAL)
                             Robert L. Pevenstein,
                             Vice President


         UNC ALL FAB, INC.,
         A Delaware Corporation


_________________________    By:  _________________________(SEAL)
                             Robert L. Pevenstein,
                             Vice President


         UNC METCALF SERVICING, INC.,
         A Delaware Corporation



_________________________    By:  _________________________(SEAL)
                             Robert L. Pevenstein,
                             Vice President


         UNC JOHNSON TECHNOLOGY, INC.,
         A Delaware Corporation


_________________________    By:  _________________________(SEAL)
                             Robert L. Pevenstein,
                             Vice President


         UNC ARTEX, INC.,
         A Delaware Corporation


_________________________    By:  _________________________(SEAL)
                             Robert L. Pevenstein,
                             Vice President

WITNESS/ATTEST:              UNC CAMCO INCORPORATED,
         A Delaware Corporation


_________________________    By:  _________________________(SEAL)
                             Robert L. Pevenstein,
                             Vice President


         UNC TEXAS CAMCO INCORPORATED,
         A Delaware Corporation


_________________________    By:  _________________________(SEAL)
                             Robert L. Pevenstein,
                             Vice President


         UNC ARDCO INCORPORATED,
         A Delaware Corporation


_________________________    By:  _________________________(SEAL)
                             Robert L. Pevenstein,
                             Vice President


         UNC ENGINE & ENGINE PARTS, INC.,
         A Delaware Corporation


_________________________    By:  _________________________(SEAL)
                             Robert L. Pevenstein,
                             Vice President


         UNC ACCESSORY OVERHAUL GROUP, INC.,
         A Delaware Corporation


_________________________    By:  _________________________(SEAL)
                             Robert L. Pevenstein,
                             Vice President


         UNC AVIATION SERVICES, INC.,
         A Delaware Corporation


_________________________    By:  _________________________(SEAL)
                             Robert L. Pevenstein,
                             Vice President

WITNESS/ATTEST:              UNC TRI-INDUSTRIES, INC.,
         A Delaware Corporation


_________________________    By:  _________________________(SEAL)
                             Robert L. Pevenstein,
                             Vice President


         UNC AIRWORK CORPORATION,
         A Delaware Corporation


_________________________    By:  _________________________(SEAL)
                             Robert L. Pevenstein,
                             Vice President


         UNC PACIFIC AIRMOTIVE CORPORATION,
         INC., A Delaware Corporation


_________________________    By:  _________________________(SEAL)
                             Robert L. Pevenstein,
                             President


         UNC PARTS COMPANY,
         A Maryland Corporation


_________________________    By:  _________________________(SEAL)
                             Robert L. Pevenstein,
                             President



         UNC/CFC ACQUISITION CO.,
         A Delaware Corporation


_________________________    By:  _________________________(SEAL)
                             Robert L. Pevenstein,
                             Vice President


         UNC STEARNS COMPANY,
         A Delaware Corporation


_________________________    By:  _________________________(SEAL)
                             Robert L. Pevenstein,
                             Vice President

                          SCHEDULE 1
                          ----------

Name and Address                                   Commitment
----------------                                     -----------
First Union Commercial Corporation                 $25,200,000
One First Union Center, TW-10
301 South College Street
Charlotte, North Carolina  28288-0735

The Bank of New York Commercial Corporation        $22,960,000
1290 Avenue of the Americas, Third Floor
New York, New York  10104

IBJ Schroeder Bank & Trust Co.                     $15,545,600
1 State Street
New York, New York  10004

Bank One, Columbus, N.A.                           $13,888,000
100 East Broad Street
Columbus, Ohio  43271

Sanwa Business Credit Corporation                  $21,963,200
One South Wacker Drive, Suite 2800
Chicago, Illinois  60606

Provident Bank of Maryland                         $12,443,200
114 E. Lexington Street, 5th Floor
Baltimore, Maryland  21202